ANHEUSER-BUSCH COMPANIES, INC.
                               POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker, and JoBeth G. Brown, and each of them or their successors as officers of the Company acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act on Form S-8 of 150,000 shares of common stock to be issued under the Company's Stock Plan for Non-Employee Directors. This authorization includes the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed in respect of said 150,000 shares, and to any amendments to said proposed Registration Statement after this date.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of September 22, 1999.

                 /s/ AUGUST A. BUSCH III
                     August A. Busch III
                    Chairman of the Board
                  and President and Director
                (Principal Executive Officer)

                 /s/ W. RANDOLPH BAKER
                     W. Randolph Baker
                 Vice President and Chief
                    Financial Officer
               (Principal Financial Officer)

                 /s/ JOHN F. KELLY
                     John F. Kelly
             Vice President and Controller
             (Principal Accounting Officer)

                 /s/ BERNARD A. EDISON
                     Bernard A. Edison
                         Director

                 /s/ CARLOS FERNANDEZ G.
                     Carlos Fernandez G.
                           Director

                 /s/ JOHN E. JACOB
                     John E. Jacob
                        Director

                 /s/ JAMES R. JONES
                     James R. Jones
                        Director

                 /s/ CHARLES F. KNIGHT
                     Charles F. Knight
                         Director

                 /s/ VERNON F. LOUCKS, JR.
                     Vernon F. Loucks, Jr.
                           Director

                 /s/ VILMA S. MARTINEZ
                     Vilma S. Martinez
                          Director

                 /s/ JAMES B. ORTHWEIN
                     James B. Orthwein
                         Director

                 /s/ WILLIAM PORTER PAYNE
                     William Porter Payne
                           Director

                 /s/ JOYCE M. ROCHE'
                     Joyce M. Roche'
                        Director

                 /s/ ANDREW C. TAYLOR
                     Andrew C. Taylor
                         Director

                 /s/ DOUGLAS A. WARNER III
                     Douglas A. Warner III
                           Director

                 /s/ EDWARD E. WHITACRE, JR.
                     Edward E. Whitacre, Jr.
                            Director

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